                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Wachovia Corporation, and each of us, do hereby appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have each executed this Power of Attorney as of the 12th day of November, 1998.



/s/   L. M. BAKER, JR.                    /s/   JAMES S. BALLOUN
--------------------------------------    --------------------------------------
      L. M. BAKER, JR.                          JAMES S. BALLOUN

/s/   JAMES F. BETTS                      /s/   PETER C. BROWNING
--------------------------------------    --------------------------------------
      JAMES F. BETTS                            PETER C. BROWNING

/s/   JOHN T. CASTEEN III                 /s/   JOHN L. CLENDENIN
--------------------------------------    --------------------------------------
      JOHN T. CASTEEN III                       JOHN L. CLENDENIN

/s/   LAWRENCE M. GRESSETTE, JR.          /s/   THOMAS K. HEARN, JR.
--------------------------------------    --------------------------------------
      LAWRENCE M. GRESSETTE, JR.                THOMAS K. HEARN, JR.

/s/   GEORGE W. HENDERSON III             /s/   W. HAYNE HIPP
--------------------------------------    --------------------------------------
      GEORGE W. HENDERSON III                   W. HAYNE HIPP

/s/   ROBERT A. INGRAM                    /s/   GEORGE R. LEWIS
--------------------------------------    --------------------------------------
      ROBERT A. INGRAM                          GEORGE R. LEWIS

/s/   JOHN G. MEDLIN, JR.                 /s/   LLOYD U. NOLAND, III
--------------------------------------    --------------------------------------
      JOHN G. MEDLIN, JR.                       LLOYD U. NOLAND, III

/s/   SHERWOOD H. SMITH                   /s/   JOHN C. WHITAKER, JR.
--------------------------------------    --------------------------------------
      SHERWOOD H. SMITH                         JOHN C. WHITAKER, JR.
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